Income Taxes - Tax Effects of Temporary Differences that Give Rise to Deferred Tax Assets Balance (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Allowances for expected credit loss of receivables	¥ 20,100	¥ 23,596
Accrued payroll and expenses and others	23,436	30,633
Net operating loss carryforward	292,618	293,528
Less: valuation allowance	(282,823)	(284,499)	¥ (307,818)	¥ (263,229)
Total deferred tax assets, net	¥ 53,331	¥ 63,258